EXHIBIT 99.3

                               PURCHASE AGREEMENT

         THIS AGREEMENT, dated as of July 23, 1999, effective as of July 1, 1999, is made by and among HARMONY HOLDINGS, INC., a company incorporated under the laws of Delaware, whose registered office is at 5501 Excelsior Boulevard, Minneapolis, MN 55416 (referred to herein as "HHI"); AND JULIA REED of 49 Mallinson Road, Battersea, London SW11R 1BW ("REED")

                            W I T N E S S E T H THAT:

         WHEREAS, The Big End Limited ("TBE") is a private company limited by shares incorporated in England under number 03277387 on 12th November 1996 and changed its name from The End (London) Limited on 23rd July 1999;

         WHEREAS, the authorised share capital of TBE is (pound)1,000 divided into 1,000 ordinary shares of (pound)1 each of which 100 ordinary shares have been issued which represent all of the issued share capital of TBE and HHI is the sole legal and beneficial owner of all such shares of TBE;

         WHEREAS, immediately prior to signature of this Agreement TBE owed a net amount of (pound)655,000 to HHI, which sum was capitalised by the subscription by HHI for 98 of the 100 ordinary shares referred to in the preceding recital, following which (subject as described in Clause 3(a) there are no sums owing by HHI to TBE nor by TBE to HHI;

         WHEREAS, HHI has agreed to sell 90 shares of TBE which represent 90% of the issued and outstanding shares of TBE to Reed (the "SALE SHARES") and Reed has agreed to purchase the Sale Shares from HHI on the terms and conditions set forth in this Agreement;

         WHEREAS, HHI shall remain the owner of 10 shares of TBE, which represent 10% of the issued and outstanding shares of TBE;

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

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1.       SALE AND PURCHASE OF THE SALE SHARES.

         (a) Subject to the terms and conditions of this Agreement, HHI agrees to sell with full title guarantee, transfer and deliver the Sale Shares to Reed, free and clear of all options, claims, charges, security interests, liens, encumbrances and any other third party rights with effect from July 1, 1999 (the "Effective Date"), together with all rights attached or accruing to them at that date, including any dividends or distributions declared or paid on the Sale Shares after that date and Reed agrees to purchase the Sale Shares;

         (b) HHI irrevocably waives any rights of pre-emption over the Sale Shares whether by virtue of the Articles of Association of TBE or otherwise in respect of the sale and purchase of the Sale Shares under this Agreement.

2.       CONSIDERATION.

         (a) The total consideration for the sale of the Sale Shares shall be the payment by Reed to HHI of a cash consideration of(pound)1, payable in accordance with Clause 4.

3.       PRIOR TO COMPLETION.

         (a) HHI undertakes to pay the remaining sums due to third parties in respect of the recent job undertaken for Pitney Bowes. The parties confirm that, subject to those payments being made, they are each satisfied that there are no sums owing by HHI or any of its Associates to TBE nor by TBE to HHI or any of its Associates. In this Agreement the expression "Associate" means any member of the same group as HHI, within the meaning of
                  Section 207 of the Financial Services Act 1986.

         (b) HHI shall procure that prior to completion of this Agreement in respect of the sale and purchase of the Sale Shares ("COMPLETION"):

                  (i) all guarantees or indemnities given by or binding on TBE in respect of any liabilities or obligations (actual or contingent) of HHI shall have been fully and effectually released without any provision or consideration for such release by TBE; and

                  (ii) TBE shall be released, without payment by or other cost to TBE from all debts and obligations of any kind owed or outstanding to and from all guarantees, indemnities, mortgages and surety and security arrangements of any kind given by TBE in favour of HHI and all rights of subrogation arising against TBE from HHI;

         (c) HHI shall indemnify Reed and keep her indemnified from and against any failure so to procure pursuant to Clause 3(b) from any liability pending any such release pursuant to Clause 3(b).

4.       COMPLETION.

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         The sale and purchase of the Sale Shares shall be completed immediately following signature of this Agreement (the "COMPLETION DATE") at 7 Pilgrim Street, London EC4V 6LB.

         At Completion:

                  (i) HHI shall deliver to Reed duly executed stock transfer forms transferring all of the Sale Shares to Reed (or her nominee) together with certificate(s) representing the Sale Shares, and all other documents as may be required to enable Reed and/or her nominee to be registered as the holder(s) of the Sale Shares and all other documents of title to the assets of TBE which are in the possession of HHI;

                  (iii) HHI and Reed shall enter into the Shareholder Agreement attached hereto as Exhibit A;

                  (iv) HHI shall (to the extent that such items are not already in the possession of Reed) deliver the certificate of incorporation, certificate of incorporation on change of name, the common seal, all minute books, share registers and share certificate books and other statutory books, cheque books and other books and records of TBE;

                  (v) HHI shall procure that the current Directors and the Secretary of TBE shall resign as Directors of TBE and shall by delivering letters of resignation in the form of the draft initialled by the parties for the purpose of identification, waive any claims they may have against TBE in such capacity and shall procure that Reed and such other persons as she may nominate shall be appointed Directors of the Company;

                  (vi) HHI shall procure that a meeting of the Board of Directors of the Company is held at which the transfers of Sale Shares referred to above shall be approved for registration (subject only to their being duly stamped); and

                  (viii)   Reed shall pay the cash Consideration to HHI.

5.       INTELLECTUAL PROPERTY.

         (a) Reed acknowledges (on her own behalf and on behalf of TBE) that HHI is and remains the exclusive legal and beneficial owner of any and all Intellectual Property Rights associated with the name "The End", including without limitation names and logos. Reed undertakes (on her own behalf and on behalf of TBE) that following Completion neither she nor TBE nor any person connected or associated with them shall directly or indirectly hold themselves out as connected with TE or HHI, nor use any such Intellectual Property Rights, nor be interested in any business which does so. In this Agreement "TE" shall mean The End, Inc., a California Corporation.

         (b) HHI acknowledges (on its own behalf and on behalf of TE) that Reed is and remains the exclusive legal and beneficial owner of any and all Intellectual Property Rights associated with the name "The Big End", including, without limitation, names and logos. HHI undertakes, (on its own behalf and on behalf of TE) that following Completion, neither it nor TE nor any person connected or associated with them shall directly or indirectly hold themselves out as connected with TBE, nor use any such Intellectual Property Rights, nor be interested in any business which does so.

         (c) "INTELLECTUAL PROPERTY RIGHTS" shall be defined as goodwill, trade marks, service marks, design rights, database rights, moral rights, rights in any know-how, copyright or designs and other Intellectual property rights in each case whether registered or unregistered and including applications or rights to apply for the grant of any of the foregoing, trade or business names, and any right or interest in any of the foregoing having equivalent or similar effect anywhere in the world.

         (d) Notwithstanding the foregoing TBE shall be permitted to use on an exclusive basis the name "The End (London)", including without limitation names and logos, in the United Kingdom only and in the same manner as it has used it hitherto, for a period of six months immediately following Completion.

6.       REPRESENTATIONS AND WARRANTIES BY HHI.

         (a) HHI represents and warrants as set out in Schedule 1 to this Agreement ("THE WARRANTIES"), and warrants that the Warranties are true and accurate which representations and warranties shall be deemed to have been made again at Completion by reference to the facts then subsisting, in each case subject to the limitations in Schedule 2 to this Agreement. HHI acknowledges that Reed has entered into this Agreement on the basis of the Warranties.

         (b) Without prejudice to the right of Reed to claim damages on any basis available to her or to any other right or remedy available to her, but subject to an obligation on Reed to use her reasonable endeavours to mitigate her loss, HHI shall pay to Reed on demand, subject to the limitations in Schedule 2, the higher of (i) the amount necessary to put the Company into the position which would have existed if the Warranties had not been breached and (ii) an amount equal to the resulting diminution in value of the Sale Shares.

         (c) HHI shall in addition pay to Reed all losses, costs,charges and expenses (including legal expenses) reasonably incurred in relation to proceedings and enforcement of proceedings in relation to the Warranties in which Reed is successful.

7.       REPRESENTATIONS AND WARRANTIES OF REED.

         Acknowledging that HHI has entered into this Agreement on the basis of Reed's representations and warranties, Reed represents and warrants as follows, which representations and warranties shall be deemed to have been made again at Completion by reference to the facts then subsisting:

         (a) that Reed has the full right, power, authority and capacity, and is free, without restriction, to enter into and perform this Agreement;

         (b) that Reed is not relying on any representations or warranties other than those set out in Clause 5 and Schedule 1;

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         (c)      that Reed is not aware that TE and/or HHI are guarantors of any obligations of TBE; and

         (d) that Reed is not aware of any matter which would constitute a breach by HHI of the Warranties as at the date of this Agreement.

Any reference to awareness of Reed in this Clause 7 shall mean actual awareness, without having made any enquiry.

8.       INDEMNITY.

         (a) Reed hereby undertakes to indemnify TE and HHI and to keep them indemnified against all or any claims (whether or not successful, compromised or settled), actions, liabilities, demands, proceedings or judgments brought or established against TE or HHI in any jurisdiction by any person or body whatsoever and against all losses, costs, charges, expenses (including all legal fees reasonably incurred) which TE or HHI may suffer or incur (including, but not limited to, all such losses, costs, charges, expenses or taxes suffered or incurred in disputing any claim, action, liability, demand or proceedings aforesaid and/or in establishing its right to be indemnified pursuant to this Clause 7 and/or in seeking advice as to any claim, action, liability, demand or proceedings aforesaid) if and to the extent in any such case it arises, directly or indirectly, out of or is attributable to any guarantee, indemnity or other obligation assumed by TE or HHI in relation to TBE or any subsidiary of TBE, including without limitation the guarantee of the lease of the premises used by TBE;

         (b) Any amount which would otherwise be payable under the indemnity in Clause 8(a) shall be reduced by a percentage equal to the percentage of Ordinary Shares owned by HHI on the date on which the payment under the indemnity is due to be made to TE or HHI.

9. ANNOUNCEMENTS. Except to the extent required by law, no announcement, circular or other publicity relating to the any matter referred to in this Agreement shall be made or issued by or on behalf of the parties hereto without the prior written approval of the other, which approval shall not be unnecessarily withheld or delayed PROVIDED that nothing in this Clause 9 shall prevent Reed (or anyone on her behalf) from making any announcement dealing with the future operation of TBE or stating the fact of the acquisition to suppliers and customers.

10. COSTS. Each party shall pay its own legal and accountancy costs, charges and expenses connected with the negotiation, preparation and implementation of this Agreement and Reed shall pay all stamp duty on the transfer of the Sale Shares.

11.      GENERAL.

         11.1 This Agreement when taken together with all exhibits and documents referred to in it constitutes the entire agreement and understanding among the parties with respect to all matters herein referred to.

         11.2 No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

         11.3 As it remains to be fulfilled this Agreement will continue in full force and effect notwithstanding Completion.

         11.4     This Agreement may be executed in one or more counterparts.

         11.5 Neither this Agreement nor any provision thereof may be changed, amended, waived, discharged or terminated orally, but only in writing signed by the party against which enforcement of the change, amendment, waiver, discharge or termination is sought.

         11.6 Each of the parties at the request of the other shall, (and shall procure that any necessary third parties shall) do all such acts and execute all such documents as the other parties may from time to time request on or after Completion in order to fully implement this Agreement.

         11.7 A failure to exercise or delay in exercising any right, remedy or power ("right") under this Agreement or by law does not constitute a waiver of that right or any other right. No single or partial exercise of any right prevents any further exercise of it or any other right.

12. NOTICES. All notices, requests, elections, demands and other communications given pursuant to this Agreement shall be in writing and shall be duly given when delivered personally or by facsimile transmission (upon receipt of confirmation) or when deposited in the mail, certified or registered mail, postage prepaid, return receipt requested, and shall be addressed as follows:

         If to HHI:

         Mr. Christopher T. Dahl
         Harmony Holdings, Inc./ The End, Inc.
         5501 Excelsior Boulevard
         Minneapolis, Minnesota 55416
         Facsimile: (612) 926-7946

         with copies to:

         Jill Theis, Esq.
         Harmony Holdings, Inc./ The End, Inc.
         5501 Excelsior Boulevard
         Minneapolis, Minnesota 55416
         Facsimile: (612) 925-8845; and

         Max Audley, Esq.
         Faegre Benson Hobson Audley
         7 Pilgrim Street
         London EC4V 6LB

         Facsimile: +44 207 450 4545
         (and HHI hereby appoints Faegre Benson Hobson Audley as its agent for service of proceedings in England in relation to this Agreement)

         If to Reed:

         Ms. Julia Reed
         49 Mallinson Road
         Battersea
         London SW1R 1BW
         Facsimile: +44 207 o
         with copy to:

         Lisa Bennett
         Harbottle & Lewis
         Hanover House
         14 Hanover Square
         London W1R 0BE
         Facsimile: +44 207 667 5100

         except where receipt occurs after 5pm on a business day or on a day other than a business day, when receipt shall be deemed to take place at 9am on the next business day.

13. GOVERNING LAW. This Agreement shall be governed in all respects by English law and the parties submit to the exclusive jurisdiction of the English Courts.

14. ASSIGNABILITY. None of the parties may assign their rights or obligations under this Agreement without the prior written consent of the other parties.

15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the representatives, heirs, estates, successors, and assigns of the parties hereto.

16. SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid, the provision or its application shall be modified to the extent possible to reflect the expressed intent of the parties but in any event, invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.

         IN WITNESS WHEREOF, the parties hereto, by their properly authorized representatives, have caused this Agreement to be executed as a Deed on the day and date first above written.

                                   SCHEDULE 1

                                 THE WARRANTIES


1.       ARRANGEMENTS BETWEEN THE COMPANY AND HHI ASSOCIATES

         There are no contracts, arrangements or liabilities, actual or contingent, outstanding or remaining in whole or in part to be performed between the Company or any HHI Associate.

SHARE CAPITAL

2.       COMPANY

2.1 The Sale Shares constitute the entire issued and allotted share capital of TBE and are fully paid or credited as fully paid.

2.2 Apart from this Agreement, there is no agreement, arrangement or commitment outstanding which calls for the allotment, issue or transfer of, or accords to any person the right to call for the allotment, issue or transfer of, any share or loan capital of TBE.

2.3 None of the Sale Shares were, or represents assets which were, the subject of a transfer at an undervalue, within the meaning of sections 238 or 339 of the Insolvency Act 1986, within the past five years.

2.4      TBE has not at any time:

               reduced its share capital;
               redeemed any share capital;
               purchased any of its shares;
               or forfeited any of its shares.

3.       SUBSIDIARIES

Neither of the Directors of TBE nor HHI have done anything to cause the following statements to be incorrect nor are they aware of any circumstances which would make them incorrect:

3.1 Save for its interest in Precious Films Limited, TBE does not have, nor has it agreed to acquire, any interest in any undertaking or in the share capital of any body corporate.

3.2 TBE does not hold nor is it liable on any share or relevant security which is not fully paid up or which carries any liability.

3.3 TBE does not have any branch, agency, place of business or establishment outside the United Kingdom.

CORPORATE MATTERS

4.       INSOLVENCY OF TBE

4.1 So far as HHI is aware, no order has been made, no resolution has been passed, no petition presented, no meeting convened for the winding up of TBE or for a provisional liquidator to be appointed in respect of TBE and TBE has not been a party to any transaction which could be avoided in a winding up.

4.2 So far as HHI is aware, no administration order has been made and no petition for one has been presented in respect of TBE.

4.3 So far as HHI is aware, no receiver or administrative receiver has been appointed in respect of TBE or any of its assets.

4.4 So far as HHI is aware, the Company is not insolvent, has not failed or is or unable to pay, or has no reasonable prospect of being able to pay, any of its debts, as they fall due, as those expressions are defined in section 268 of the Insolvency Act 1986.

4.5 So far as HHI is aware, no voluntary arrangement has been proposed under section 1 of the Insolvency Act 1986 in respect of TBE and TBE has not made or proposed any arrangement or composition with its creditors or any class of them.

4.6 So far as HHI is aware, no unsatisfied judgment is outstanding against TBE and no demand has been served on TBE under section 123(1)(a) of the Insolvency Act 1986.

5.       STATUTORY BOOKS AND DOCUMENTS FILED

5.1 The statutory books, including all registers and minute books, of TBE have been properly kept and contain an accurate and complete record of the matters with which those books should deal.

5.2 All documents which should have been delivered by TBE to the Registrar of Companies are complete and accurate and have been properly so delivered.

5.3 Since the date of the latest Accounts no resolution of the members in general meeting, or of any class of them, has been passed other than resolutions relating to the ordinary business of annual general meetings.

6.       EVENTS SINCE THE ACCOUNTS DATE

Since the date of the latest Accounts neither of the Directors of TBE nor HHI have (without the knowledge of Ms Reed) committed TBE to have:

6.1      incurred or committed to incur:

         6.1.1    material capital expenditure; or

         6.1.2 any liability whether actual or contingent except for full value or in the ordinary course of business;

6.2      acquired or agreed to acquire:

         6.2.1 any asset for a consideration higher than its market value at the time of acquisition or otherwise than in the ordinary course of business; or

         6.2.2 any business or substantial part of it or any share or shares in a body corporate;

6.3 disposed of or agreed to dispose of, any of its assets except in the ordinary course of business and for full value;

6.4 repaid wholly or in part any loan except upon the due date or dates for repayment;

6.5 issued or allotted share or loan capital, increased its authorised share capital, purchased or redeemed any shares, reduced or reorganised its share capital or agreed to do so; or

6.6      declared or paid any distribution of profit.

7.       COMPLIANCE WITH LAW

So far as HHI is aware TBE has not committed nor is it liable for, and no claim has been or, will be made that it has committed or is liable for, any criminal, illegal, unlawful or unauthorised act or breach of any obligation or duty whether imposed by or pursuant to statute, contract or otherwise.

8.       LITIGATION AND DISPUTES

8.1 So far as HHI is aware, except for actions to recover any debt incurred in the ordinary course of the business owed to the Company where each individual debt and its costs outstanding amounts to less than (pound)1,000:

         8.1.1 neither TBE nor any person for whose acts TBE may be liable is engaged in any litigation, arbitration, administrative or criminal proceedings, whether as plaintiff, defendant or otherwise;

         8.1.2 no litigation, arbitration, administrative or criminal proceedings by or against TBE or any person for whose acts it may be liable are threatened or expected and none are pending; and

         8.1.3 there are no facts or circumstances likely to give rise to any litigation, arbitration, administrative or criminal proceedings against TBE or any person for whose acts it may be liable.

8.2 So far as HHI is aware TBE is not subject to any order or judgment given by any court or governmental or other authority, department, board, body or agency or has not been a party to any undertaking or assurance given to any court or governmental or other authority, department, board, body or agency which is still in force, nor are there any facts or circumstances likely to give rise to it becoming subject to such an order or judgment or to be a party to any such undertaking or assurance.

12.      CHARGES AND ENCUMBRANCES OVER ASSETS

12.1 No option, right to acquire, mortgage, charge, pledge, lien (other than a lien arising by operation of law in the ordinary course of trading) or other form of security or encumbrance or equity on, over or affecting the shares of TBE is outstanding and, apart from this Agreement, there is no agreement or commitment to give or create any of them and no claim has been made by person to be entitled to any of them.

12.2 Neither of the Directors of TBE nor HHI have received notice from any person intimating that it will enforce any security which it may hold over any asset of TBE, and there are no circumstances likely to give rise to such a notice.

13.      CAPACITY OF HHI

13.1 HHI is a corporation organized and existing in good standing under the laws of the State of Delaware with full power and authority to enter into this Agreement to which it is a party and enter into and complete the transactions contemplated herein and therein.

13.2 All required corporate action has been duly and validly taken by HHI to make and carry out this Agreement and the transactions contemplated herein.

13.3 This Agreement constitutes the valid and binding obligation of HHI enforceable in accordance with its terms; the execution of this Agreement and the completion of the transactions herein involved will not result in the violation of any order, license, permit, rule, judgment or decree to which HHI is subject or the breach of any contract, agreement or other commitment to which HHI is a party or by which it or its properties is bound or conflict with or violate any provision of HHI's Articles of Incorporation, By-Laws, or other organizational documents.

                                   SCHEDULE 2

                          LIMITATIONS ON THE WARRANTIES

The liability of HHI in respect of the Warranties shall be limited as follows:

1.1 the maximum aggregate liability of HHI under the Warranties shall be an amount equal to the lesser of (pound)500,000 and the fair value of the Option Shares (as defined in the Shareholder Agreement attached hereto as exhibit A) as at the date on which the claim is to be satisfied, such fair value to be determined by the auditors of the Company ("the Auditors") as between a willing seller and a willing buyer contracting on arm's length terms, valuing the Company as a whole and not taking into account the fact that the Option Shares represent a minority shareholding.

1.2 For the purpose of ascertaining the fair value the Auditors shall be deemed to be acting as experts and not as arbitrators and accordingly the Arbitration Act 1996 and any statutory modification or re-enactment thereof for the time being in force shall not apply. If either HHI or Reed disagrees with the Auditors' determination of the fair value, the person concerned may within 14 days of being notified of the fair value elect that the fair value shall be determined (on the basis specified above) by an independent firm of Chartered Accountants to be nominated (in default of agreement between HHI and Reed) by the President for the time being of the Institute of Chartered Accountants in England and Wales. In the event of any difference between the fair value as determined by the Auditors and such independent Accountants (who shall be deemed to be acting as experts and not as arbitrators) the price determined by the independent Accountants shall prevail and shall be the fair value.

1.3 HHI shall be entitled to settle any liability it may have under the Warranties by transferring to the Company or Reed such number of Option Shares as shall have a fair value equivalent to the value of the liability and shall once it has transferred all the Option Shares to the Company or Reed (whether pursuant to this Agreement or otherwise) extinguish all such liabilities entirely.

1.4 HHI shall not be liable in respect of the Warranties unless the amount of all claims in respect of which Reed would but for this paragraph be entitled to recover, whether made on the same occasion or previously, is equal to or exceeds (pound)10,000 in which event the whole amount shall be payable and not just the excess (subject to the other limitations in this Schedule).

1.5 the liability of the HHI under the Warranties shall terminate on the second anniversary of Completion except in respect of any claim of which notice in writing setting out reasonable details thereof is given to HHI on or before that date;

1.6 HHI shall not be liable in respect of any claim under the Warranties to the extent that the subject of the claim has been made good or is otherwise compensated for without cost to Reed.

1.7 Reed shall, as soon as reasonably practicable after establishing that in her opinion a Warranty Claim exists, give notice in writing to HHI of such Warranty Claim and no Warranty Claim shall be deemed to have been made unless notice of such claim was made in writing to HHI specifying in reasonable detail the event of default to which the claim relates, the nature of the breach and if practicable, Reed's then estimate of the amount claimed.

1.8 Reed shall, and shall procure that the Company takes such action to avoid, dispute, resist, appeal, compromise or contest the liability as may be reasonably requested by HHI provided that such action is not, in the reasonable opinion of Reed, likely to materially affect adversely the operations or profitability of the Company;

1.9 Any reference to awareness of HHI in the Warranties shall mean actual awareness, without having made any enquiry.


EXECUTED AS A DEED by
HARMONY HOLDINGS, INC.,

a Delaware corporation

By:  /s/ Christopher T. Dahl              By:  /s/ Jill J. Theis
     ---------------------------------         ---------------------------------


Its: CEO/President                        Its: General Counsel/Secretary
     ---------------------------------         ---------------------------------

EXECUTED AS A DEED by JULIA REED
in the presence of: